Earnings per Common Share - € / shares		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Earnings per share [Abstract]
Basic	[1],[2]	€ (2.71)	€ (0.01)	€ (0.53)
Diluted	[1],[2]	€ (2.71)	€ (0.01)	€ (0.53)
Number of shares in million [Abstract]
Denominator for basic earnings per share, weighted-average shares outstanding	[2]	2,110	2,102.2	1,967.7
Denominator for diluted earnings per share, adjusted weighted-average shares after assumed conversions	[2],[3]	2,110	2,102.2	1,967.7

[1]	Earnings were adjusted by EUR330million before tax and EUR292million and EUR298million net of tax for the coupons paid on Additional Tier 1 Notes in April 2019, April 2018 and April 2017. Since 2019 the tax impact is recognized in net income (loss) directly. In accordance with IAS33 the coupons paid on Additional Tier1 Notes are not attributable to Deutsche Bank shareholders and therefore need to be deducted in the calculation. This adjustment created a net loss situation for Earnings per Common Share for 2018.
[2]	The number of average basic and diluted shares outstanding has been adjusted for all periods before April 2017 in order to reflect the effect of the bonus component of subscription rights issued in April 2017 in connection with the capital increase.
[3]	Due to the net loss situation for 2019, 2018 and 2017 potentially dilutive shares are generally not considered for the earnings per share calculation, because to do so would decrease the net loss per share. Under a net income situation however, the number of adjusted weighted average shares after assumed conversion would have been increased by60million shares for 2019,53million shares for 2018 and62million shares for 2017.